OPPENHEIMER MONEY MARKET FUND, INC.
                       Supplement dated May 1, 1997 to the
                       Prospectus dated November 21, 1996

The Prospectus is changed as follows:

1. The second sentence under "How to Exchange Shares" on page 22 is replaced with the following:

When Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of the initial purchase of the exchanged Class A shares, a Class A contingent deferred sales charge may be deducted from the proceeds.

2. The section captioned "Special Investor Services" on page 18 is revised by addingthe following after the sub-section captioned "PhoneLink":

Shareholder Transactions by Fax. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.




May 1, 1997                                                         PS0200.003